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                                PLEDGE AGREEMENT

         PLEDGE AGREEMENT, dated as of March 19, 2002, made by CROSS MEDIA MARKETING CORPORATION, a Delaware corporation (together with its successors and permitted assigns, the "Pledgor"), to FLEET NATIONAL BANK, a national banking association organized under the laws of the United States, as agent for the Lenders and the Issuing Lender (in such capacity, together with its successors and assigns, the "Agent") (as amended, supplemented or otherwise modified from time to time, this "Agreement").

         WHEREAS, pursuant to that certain Credit Agreement, dated as of March 19, 2002 among Pledgor, Media Outsourcing, Inc., National Syndications, Inc. and Preferred Consumer Marketing, Inc. (collectively, the "Borrowers'), each of the Lenders, the Agent and Fleet National Bank as the Issuing Lender (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), the Lenders have severally agreed to make Loans to the Borrowers, and the Issuing Lender has agreed to issue Letters of Credit, upon the terms and subject to the conditions set forth therein;

         WHEREAS, the Pledgor is the record and beneficial owner of all of the issued and outstanding shares of capital stock of each corporation listed on Exhibit A attached hereto (the "Subsidiaries"); and

         WHEREAS, it is a condition to the obligation of the Lenders to make their respective Loans to the Borrowers under the Credit Agreement, and the obligation of the Issuing Lender to issue Letters of Credit, that the Pledgor shall have executed and delivered this Agreement to the Agent;

         NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE 1.

                                   DEFINITIONS

         Capitalized terms used herein and not otherwise defined shall have the meanings assigned by the Credit Agreement. As used in this Agreement the following terms have the following meanings (terms defined in the singular to have a correlative meaning when used in the plural and vice versa):

                  "Collateral" shall mean the Pledged Stock and the Proceeds.

                  "Pledged Stock" shall mean all of the Pledgor's now existing and hereafter arising interests in and to all of the capital stock and other equity securities of the Subsidiaries (and any option, rights and other securities convertible into or granting the right to purchase or exchange for any capital stock or other equity securities of the Subsidiaries), whether now existing or owned or hereafter created or acquired, wherever located, including substitutions, accessions,
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additions and replacements thereto and thereof, together with all instruments, stock certificates and other documents evidencing ownership thereof.

                  "Proceeds" shall mean all "proceeds" as such term is defined in the UCC and, in any event, shall include, without limitation, all dividends, distributions, profits, payments and other amounts, howsoever denominated, derived from the Pledged Stock, collections thereon and distributions with respect thereto.

                  "Stock Certificate" shall mean a certificate evidencing ownership of any Pledged Stock.

                                   ARTICLE 2.

                     GUARANTY AND GRANT OF SECURITY INTEREST

         Section 2.01. Guaranty and Grant of Security Interest. As security for the payment and performance of Pledgor's Obligations, Pledgor hereby grants to the Agent for the ratable benefit of the Lenders and the Issuing Lender, a continuing security interest in and a general lien upon the Collateral.

                                    ARTICLE 3

              REPRESENTATIONS, WARRANTIES AND COVENANTS OF PLEDGOR

         The Pledgor hereby represents and warrants to, and covenants and agrees with, the Agent and the Lenders that:

         Section 3.01. Title; No Other Liens. Except for the Lien granted to the Agent pursuant to this Agreement, Pledgor owns each item of the Collateral free and clear of any and all Liens or claims of others. Pledgor is the sole legal, record and beneficial owner of, and has good and marketable title to, the Pledged Stock in its name. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as may have been filed in favor of the Agent pursuant to this Agreement. Pledgor owns no interest in the Subsidiaries other than the interests evidenced by the Stock Certificates listed on SCHEDULE 3.01.

         Section 3.02. Pledged Stock. The shares of the Pledged Stock listed on
SCHEDULE 3.01 constitute all of the issued and outstanding shares of capital stock and other equity securities of the Subsidiaries. No shares of capital stock or other equity securities have been issued by the Subsidiaries that is not evidenced by a Stock Certificate listed on SCHEDULE 3.01. All of the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable. There are no options, rights or other securities convertible into or granting the


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right to purchase or exchange for any capital stock or other equity securities of any of the Subsidiaries that are outstanding on the date hereof.

         Section 3.03. Perfected First Priority Liens. Upon the delivery of the Stock Certificates listed on SCHEDULE 3.01 accompanied by appropriate instruments of transfer executed in blank, the Liens granted pursuant to this Agreement shall constitute perfected Liens on the Collateral in favor of the Agent for the benefit of the Lenders which are prior to all other Liens on the Collateral created by the Pledgor.

         Section 3.04. Locations of Offices; Change of Locations and Names. The address of the principal place of business and chief executive office of the Pledgor is set forth on SCHEDULE 3.04. Pledgor shall not change (x) its principal place of business or chief executive office, or (y) its name, identity or corporate structure, to such an extent that any financing statement filed by the Agent in connection with this Agreement would become seriously misleading, unless (i) such Pledgor shall have given the Agent at least thirty (30) days' prior written notice, (ii) if necessary and if requested by Agent within such 30-day period, the Pledgor shall have executed and delivered such financing statements and other agreements, instruments, certificates and other documents, and taken such other actions, as may be necessary or desirable, in the opinion of the Agent, to perfect or preserve the Liens created by this Agreement, (iii) any necessary financing statements shall have been duly filed under the UCC of each jurisdiction necessary or desirable to perfect or preserve the Liens created by this Agreement in favor of the Agent for the benefit of the Lenders and (iv) such change will not, assuming the actions listed in clauses (ii) and
(iii) are taken, impair in any respect the grant, perfection or priority of the Liens created by this Agreement.

         Section 3.05. Further Assurances; Financing Statements. At any time and from time to time, the Pledgor shall, and shall cause the Subsidiaries to, at its own cost and expense, execute and deliver to the Agent such financing statements pursuant to the UCC, or amendments or continuations thereof, and such other agreements, instruments, certificates and other documents, and take such other actions, as may be necessary or desirable, in the opinion of the Agent, to further evidence, effect or perfect, or preserve the grant, perfection or priority of, the Liens created by this Agreement, or to otherwise effectuate the purposes of this Agreement. To the extent permitted by applicable Law, the Pledgor hereby authorizes the Agent to execute and file at any time or times one or more financing statements pursuant to the UCC with respect to any or all of the Collateral with or without the signature of the Pledgor. Pledgor hereby agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement shall be sufficient as a financing statement.

         Section 3.06. Disposition of Collateral. Except as expressly permitted by the Credit Agreement or with the prior written consent of the Agent and the Lenders, the Pledgor shall not sell, lease, assign, transfer or otherwise dispose of any of the Collateral.

         Section 3.07. Reports. The Pledgor shall report, in form and substance satisfactory to the Agent, such information as the Agent may request from time to time regarding the Collateral.

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         Section 3.08. Former Names. All corporate or fictitious names, and tradenames used by the Pledgor or by which Pledgor has been known during the preceding five years are set forth on SCHEDULE 3.08.

         Section 3.09. Delivery and Marking of Certain Collateral. The Pledgor shall, upon the request of the Agent, (i) deliver and pledge to the Agent, duly endorsed and/or accompanied by such instruments of assignment and transfer in such form and substance as the Agent may request, any and all instruments, documents, Stock Certificates and chattel paper which are included in the Collateral and (ii) keep and stamp or otherwise mark any and all documents and its books and records relating to the Collateral to evidence this Agreement and the Liens granted hereby.

         Section 3.10. Notices. The Pledgor shall advise the Agent promptly, in reasonable detail, at its address set forth in the Credit Agreement, of any Lien on, or claim asserted against, any of the Collateral.

                  Section 3.11. Certain Additional Covenants.

         (a) If Pledgor shall, as a result of its ownership of the Collateral, become entitled to receive or shall receive any Stock Certificate (including, without limitation, any Stock Certificate issued pursuant to a stock dividend or a distribution in connection with any reclassification or increase or reduction of capital, or any Stock Certificate issued in connection with any reorganization) or any other certificate evidencing any Collateral, the Pledgor shall accept the same as the agent of the Agent and the Lenders, hold the same in trust for the Agent and the Lenders and deliver the same forthwith to the Agent in the exact form received, duly endorsed by the Pledgor to the Agent, if required, together with an undated stock power covering such Stock Certificate or other certificate duly executed in blank by the Pledgor and with, if the Agent so requests, signature guaranteed, to be held by the Agent, subject to the terms hereof, as additional Collateral. Any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of the any Subsidiary shall be paid over to the Agent to be held as additional Collateral, and in case any distribution of capital shall be made on or in respect of the Pledged Stock or any property shall be distributed upon or with respect to the Pledged Stock pursuant to the recapitalization or reclassification of the capital of the Subsidiaries or pursuant to the reorganization thereof, the capital or property so distributed shall be delivered to the Agent to be held as additional Collateral. If any such capital or property so paid or distributed shall be received by the Pledgor, the Pledgor shall, until such capital or property is paid or delivered to the Agent, hold such money or property in trust for the Agent and the Lenders, segregated from other funds of the Pledgor, as additional Collateral.

         (b) The Pledgor shall not vote to enable, or take any other action to permit, the Subsidiaries to issue any capital stock or other equity securities or to issue any options, rights or other securities convertible into or granting the right to purchase or exchange for any capital stock or other equity securities of the Subsidiaries. The Pledgor shall defend the right, title and interest of the Agent in and to the Collateral against the claims and demands of all Persons whomsoever.


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         (c)      In the event that the Pledgor shall acquire any other interest in any of the Subsidiaries, directly or indirectly, prior to the Termination Date, then at such time, and at the Pledgor's cost and expense, the Pledgor shall (i) grant to the Agent for the benefit of the Lenders the same rights in such after-acquired interests as are granted to the Agent herein with respect to the Collateral and (ii) execute and deliver such modifications to this Agreement and to all other documents entered into by the Pledgor in connection herewith which may be necessary or desirable to evidence the granting to the Agent for the benefit of the Lenders of such rights.

                                   ARTICLE 4.

                          CASH DIVIDENDS; VOTING RIGHTS

Notwithstanding anything to the contrary contained herein, unless an Event of Default shall have occurred and be continuing, the Pledgor shall be permitted to receive all cash dividends paid by the Subsidiaries in respect of the Pledged Stock and to exercise all voting and corporate rights with respect to the Pledged Stock, provided, however, that no vote shall be cast or corporate right exercised or other action taken which, in the Agent's sole discretion, would impair in any respect the grant, perfection or priority of the Liens created hereby, or which would be inconsistent with or result in any violation of any provision of this Agreement or any other Facility Document.

                                   ARTICLE 5.

                        RIGHTS AND REMEDIES UPON DEFAULT

                  If an Event of Default shall occur and be continuing, the Agent shall have all of the following rights and remedies, in addition to all other rights and remedies set forth in other sections of this Agreement, in the other Facility Documents, or provided at law or in equity or otherwise:

                  Section 5.01. Rights Under UCC. Notwithstanding anything to the contrary contained herein, in addition to all of the rights and remedies contained in this Agreement, in the other Facility Documents, or provided at law or in equity or otherwise, the Agent shall have all rights and remedies of a secured party under the UCC.

                  Section 5.02. Action Pending Disposition. Until the Agent is able to effect a sale or other disposition of the Collateral, the Agent shall have the right to use or take such action with respect to the Collateral, or any part thereof, as it deems appropriate for the purpose of preserving the Collateral or its value or for any other purpose deemed appropriate by the Agent.

                  The Agent shall have no obligation to the Pledgor to maintain or preserve the rights of the Pledgor as against third parties with respect to the Collateral while the Collateral is in the possession of the Agent. The Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of the Collateral and to enforce any of the Agent's remedies with respect to such appointment without prior notice or hearing.

                  Section 5.03. Rights of the Accent. (a) If an Event of Default shall occur and be continuing and the Agent shall give notice of its intent to exercise such rights to the Pledgor, (i)


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the Agent shall have the right to receive any and all dividends and other distributions paid in respect of the Pledged Stock and make application thereof to the Obligations in such order as the Agent may determine, and (ii) all shares of the Pledged Stock shall be registered in the name of the Agent or its nominee, and the Agent or its nominee may thereafter exercise (A) all voting, corporate and other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders of the Subsidiaries or otherwise and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of the Subsidiaries, or upon the exercise by the Pledgor or the Agent of any right, privilege or option pertaining to such shares of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Stock Certificates with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without inability except to account for property actually received by it.

         (b) The rights of the Agent hereunder shall not be conditioned or contingent upon the pursuit by the Agent or any Lender of any right or remedy against the Subsidiaries or against any other Person which may be or become liable in respect of all or any part of the Obligations or against any Collateral, guarantee therefor or right of offset with respect thereto.

         Section 5.04. Remedies. After the occurrence of an Event of Default and during its continuance, the Agent may forthwith collect, receive, appropriate, and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Agent shall have the right upon any such public sale or sales, and, to the extent permitted by Law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby waived and released. The Agent shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Agent hereunder, including, without limitation, reasonable attorneys' fees and expenses, to the payment in whole or in part of the Obligations, in such order as the Agent may elect. To the extent permitted by applicable Law, the Pledgor waives all claims, damages and demands it may acquire against the Agent or any Lender arising out of the exercise of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten days before such sale or other disposition.

       Section 5.05. Sale Rights; Private Sales. (a) The Pledgor recognizes that the Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions


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contained in the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers that will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in terms less favorable to the Pledgor and the Agent than if such sale were a public sale and, notwithstanding such circumstances, agree that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit any Subsidiary to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Subsidiary would agree to do so.

         (b) The Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Agreement valid and binding and in compliance with any and all other applicable Laws of any and all Governmental Authorities having jurisdiction over any such sale or sales, all at the Pledgor's cost and expense. The Pledgor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Agent and the Lenders, that the Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred or is continuing.

         Section 5.06. Power of Attorney. To enable the Agent to effect any sale or other disposition, after the occurrence of an Event of Default and during its continuance, the Pledgor hereby makes, constitutes and appoints the Agent as its true and lawful attorney, in its name, place and stead, and for its account and risk, to make, execute and deliver any and all assignments or other agreements, instruments, certificates and other documents which the Agent may deem necessary or desirable to effectuate the authority hereby conferred by signing the Pledgor's name only or by signing the same as its attorney-in-fact, as may be deemed by the Agent to be necessary or desirable in connection with any sale or other disposition of all or any part of the Collateral. The foregoing power of attorney is coupled with an interest and shall be a continuing one and irrevocable until the Termination Date.

         Section 5.07. Waiver of Bond. In connection with the foregoing remedies, the Pledgor and the Agent hereby waive the posting of any bond which might otherwise be required.

         Section 5.08. Waiver of Claims. To the extent permitted by applicable Law, the Pledgor waives all claims, damages and demands that it may acquire against the Agent or any Lender arising out of the exercise by any of them of any rights hereunder, except to the any extent such claims, damages and demands arise solely from the gross negligence or willful misconduct of the Agent or such Lender. The Agent and the Lenders may exercise all rights and remedies contained in this Agreement, in other Facility Documents, or provided at law or in equity or otherwise, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by Law and/or expressly provided herein or


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under the Credit Agreement) to or upon the Pledgor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived).

         Section 5.09. Irrevocable Authorization and Instruction to Subsidiaries. The Pledgor hereby irrevocably authorizes and instructs the Subsidiaries to comply with any instruction received by it from the Agent in writing, without any other or further instructions from the Pledgor, and the Pledgor agrees that the Subsidiaries shall be fully protected in so complying.

                                   ARTICLE 6.

                          AGENT'S AND LENDERS' EXPENSES

                  The Pledgor shall be liable to the Agent and the Lenders for any costs and expenses (including, without limitation, all reasonable fees and disbursements of counsel to the Agent or any Lender) incurred by the Agent or any Lender which may arise under, out of, or in connection with, this Agreement, any Note, any other Facility Document and any other document made, delivered or given in connection therewith or herewith, whether on account of principal, interest, guaranties, reimbursement obligations, fees, indemnities, costs, expenses or otherwise; and any and all sums, costs and expenses which the Agent or any Lender may pay or incur pursuant to the provisions of this Agreement or in defending, protecting or enforcing the Liens granted herein or otherwise in connection with the provisions hereof; in each case including without limitation
(i) all search, filing and recording fees and expenses, (ii) all fees and expenses for the service and filing of papers, fees of marshals, sheriffs, custodians, auctioneers and others, travel expenses, court costs and collection charges, and (iii) all fees and expenses, appraisal fees, taxes, levies and reasonable attorneys' and accountants' fees and expenses (x) in connection with the repossession, holding, preparation for sale and sale of the Collateral, (y) with respect to, or resulting from any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, or (z) with respect to, or resulting from, any delay in complying with any requirement of Law applicable to any of the Collateral; and all such liabilities shall be part of the Obligations and shall be payable within five Business Days; provided, however, it is agreed that the Pledgor is not responsible for costs and expenses incurred by any Lender (other than the Agent) in connection with the preparation and administration of this Agreement or any other Facility Document.

                                   ARTICLE 7.

                                  MISCELLANEOUS

         Section 7.01. Authority of Agent. The Pledgor acknowledges that the rights and responsibilities of the Agent under this Agreement with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and the Pledgor, the Agent shall be conclusively presumed to be acting as agent for the Lenders with full


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and valid authority so to act or refrain from acting, and the Pledgor shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

         Section 7.02. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

         Section 7.03. Limitation on Duties Regarding Preservation of Collateral. The Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under the UCC or otherwise, shall be to deal with it in the same manner as the Agent deals with similar Property for its own account. Neither the Agent, any Lender, nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or otherwise.

         Section 7.04. Payment of Dollars. The Pledgor shall make any payment required to be made hereunder in lawful money of the United States of America and in immediately available funds to the Agent.

         Section 7.05. Amendments and Waivers; Remedies Cumulative. Except as otherwise expressly provided in this Agreement, subject to Section 12.01 of the Credit Agreement, any provision of this Agreement may be amended or modified only by an instrument in writing signed by the Pledgor, the Agent and the Required Lenders, or by the Pledgor and the Agent acting with the consent of the Required Lenders and any provision of this Agreement may be waived by the Required Lenders or by the Agent acting with the consent of the Required Lenders. No failure on the part of the Agent or any Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof or preclude any other or further exercise thereof or the exercise of any other right

         All remedies set forth in this Agreement and the other Facility Documents, or provided at law or in equity, are cumulative.

         Section 7.06. Survival. The obligations of the Pledgor under Article 6 shall survive the termination of this Agreement.

         Section 7.07. Assignment; Participations. This Agreement shall be binding upon, and shall inure to the benefit of, the Pledgor, the Agent and their respective successors and assigns, except that the Pledgor may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Agent and the Lenders (and any such assignment or transfer without such consent shall be null and void). Without limiting the generality of the foregoing, each of the Lenders may assign or transfer all or any portion of its rights and obligations under any Facility Document, including without limitation this Agreement, to the extent provided in and subject to the terms of the Credit Agreement, to any other Person, and such other Person shall thereupon become vested with all of the rights and obligations in respect thereof granted to such Lender herein or otherwise.


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         Without limiting the generality of the foregoing, the Pledgor hereby acknowledges that any Lender may sell, grant or assign participation interest(s) in the Notes and in such Lender's rights and obligations in respect of the Facility Documents, including without limitation this Agreement, on the terms and conditions set forth in the Credit Agreement. In the event that any Lender shall sell, grant or assign such participation interest(s), (i) such Lender may, in its sole discretion, disclose financial and other information to prospective participant(s) with respect to the Pledgor, (ii) the Pledgor shall cooperate with such Lender in connection with any such participation and shall execute any and all documents which may be necessary or desirable, in such Lender's or such participant's judgment, to effectuate any such participation(s), and (iii) each representation and agreement made by the Pledgor in this Agreement and the other Facility Documents shall run to the benefit of such participant(s).

         Section 7.08. Notices. All notices, requests and demands to or upon the Pledgor or the Agent shall be given in accordance with Section 12.06 of the Credit Agreement to the address set forth therein.

         Section 7.09. Setoff. The Pledgor agrees that, in addition to (and without limitation of) any right of setoff, banker's lien or counterclaim a Lender may otherwise have, each Lender shall be entitled, at its option, to offset balances (general or special, time or demand, provisional or final) held by it for the account of the Pledgor at any of such Lender's offices, in Dollars or in any other currency, against any amount payable by the Pledgor to the Agent under this Agreement which is not paid when due (regardless of whether such balances are then due to the Pledgor), in which case it shall promptly notify the Pledgor and the Agent thereof; provided that such Lender's failure to give such notice shall not affect the validity thereof. Payments by the Pledgor under any Facility Document shall be made without setoff or counterclaim.

         Section 7.10. JURISDICTION; IMMUNITIES. EACH OF THE PLEDGOR AND THE AGENT HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE OR UNITED STATES FEDERAL COURT SITTING IN NEW YORK COUNTY OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER FACILITY DOCUMENT, AND EACH OF THE PLEDGOR AND THE AGENT HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURT. EACH OF THE PLEDGOR AND THE AGENT IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE METHODS AND IN THE MANNER PROVIDED FOR IN SECTION 12.06 OF THE CREDIT AGREEMENT. EACH OF THE PLEDGOR AND THE AGENT AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. THE PLEDGOR AND THE AGENT FURTHER WAIVE ANY OBJECTION TO VENUE IN SUCH STATE AND ANY OBJECTION TO AN ACTION OR PROCEEDING IN SUCH STATE ON THE BASIS OF FORUM NON CONVENIENS. THE PLEDGOR FURTHER AGREES THAT ANY ACTION OR PROCEEDING BROUGHT AGAINST THE AGENT OR ANY LENDER SHALL BE


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BROUGHT ONLY IN A NEW YORK STATE OR UNITED STATES FEDERAL COURT SITTING IN NEW
YORK COUNTY.

         EACH OF THE PLEDGOR AND THE AGENT WAIVES ANY RIGHT IT MAY HAVE TO JURY TRIAL.

         Nothing in this Section shall affect the right of the Agent or any Lender to serve legal process in any other manner permitted by law or affect the right of the Agent or any Lender to bring any action or proceeding against the Pledgor or its Property in the courts of any other jurisdictions.

         To the extent that the Pledgor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether from service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its Property, the Pledgor hereby irrevocably waives such immunity in respect of its obligations under this Agreement and the other Facility Documents.

         Section 7.11. Headings. The headings and captions hereunder are for convenience only and shall not affect the interpretation or construction of this Agreement.

         Section 7.12. Severabilitv. The provisions of this Agreement are intended to be severable. If for any reason any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

         SECTION 7.13. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

         SECTION 7.14. WAIVER OF CERTAIN DAMAGES. EXCEPT AS PROHIBITED BY LAW THE PLEDGOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE PLEDGOR CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE AGENT OR ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE AGENT OR ANY LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE AGENT AND THE LENDERS TO ACCEPT THIS AGREEMENT AND MAKE THE LOANS AND OTHER EXTENSIONS OF CREDIT PURSUANT TO THE CREDIT AGREEMENT.

         Section 7.15. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing any such counterpart.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

                              CROSS MEDIA MARKETING CORPORATION

                              By:_________________________________
                                   Name:
                                   Title:



                                FLEET NATIONAL BANK, as agent

                                By:________________________________
                                   Name:  Scott Vanderwall
                                   Title: Vice President

STATE OF NEW YORK           )
                               ss
COUNTY OF NEW YORK          )

         On this         day of March, 2002, _________________ personally came
         before me and acknowledged under oath, to my satisfaction, that:

         (a) this person is the ______________ of Cross Media Marketing Corporation (the "Company"); and

         (b) this document was signed and delivered by the Company as its voluntary act duly authorized.

                                                _________________________
                                                      Notary Public

STATE OF NEW YORK           )
                               ss..
COUNTY OF NEW YORK          )

         On this         day of March, 2002, ________________ personally came
         before me and acknowledged under oath, to my satisfaction, that:

         (a) this person is the Vice President of Fleet National Bank (the "Agent"); and

         (b) this document was signed and delivered by the Agent as its voluntary act duly authorized.

                                                _________________________
                                                      Notary Public

                           ACKNOWLEDGMENT AND CONSENT

                  Each Subsidiary hereby acknowledges receipt of a copy of this document and agrees to bound by and to comply with the terms of this Pledge Agreement.

                                          MEDIA OUTSOURCING, INC.


                                           By:______________________________
                                              Name:
                                              Title:


                                           NATIONAL SYNDICATIONS, INC.


                                           By:______________________________
                                              Name:
                                              Title:

                                           PREFERRED CONSUMER MARKETING, INC.


                                           By:______________________________
                                              Name:
                                              Title:


                                           ECOUPONS.COM, INC.

                                           By:______________________________
                                              Name:
                                              Title:

                                    EXHIBIT A

                              LIST OF SUBSIDIARIES

                                  SCHEDULE 3.01

Subsidiary              Certificate             No. of Shares
----------              -----------             -------------



                                  SCHEDULE 3.08

                                  FORMER NAMES